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                                                                     EXHIBIT 4.2

Temporary Certificate--Exchangeable for Definitive Engraved Certificate When Ready for Delivery.

                          [AMERICAN NATIONAL CAN LOGO]

American National Can Group, Inc.                          CUSIP
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

This certifies that         is the owner of         fully paid and non-asessable
common stock of the par value $0.01 each of American National Can Group, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]
                                                                          [SIG.]



CHAIRMAN AND CHIEF EXECUTIVE OFFICER                           SECRETARY

COUNTERSIGNED AND REGISTERED:
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
         TRANSFER AGENT AND REGISTRAR,

BY                  [SIG]


                       AUTHORIZED SIGNATURE

                        NOTE: LOGO IS FOR POSITION ONLY

AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR:
     BLAIR MILL ROAD                           LISA MARTIN 216-630-2158
    HORSEMAN, PA 14046                           PROOF OF JUNE 25,1999
      (215) 657-3480                             AMERICAN NATIONAL CAN
                                                         M 62428fc
-------------------------------------        ---------------------------------
 SALES:  B. WARNER  1-708-599-0404               OPERATOR:        hj
-------------------------------------        ---------------------------------
/NET/BANKNOTE/HOME 40/AmerNatCan62428                       NEW
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                       AMERICAN NATIONAL CAN GROUP, INC.

     American National Can Group, Inc. will mail to the record holder of this Certificate without charge, within five days after receipt of written request therefor, a copy of the express terms of the stock represented by this Certificate and of other class or classes and series of stock, if any, which American National Can Group, Inc. is authorized to issue at the time of such request.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common                                                UNIF GIFT MIN ACT -           Custodian
     TEN ENT - as persons by the entireties                                                            -----------------------------
     JT TEN  - as joint tenants with right                                                              (Cust)             (Minor)
               of survivorship and not as tenants                                                     under Uniform Gifts to Minors
               in common                                                                              Act
                                                                                                         ---------------------------
                                                                                                                  (State)
                                                                                   UNIF TRF MIN ACT -        Custodian(until age   )
                                                                                                      ------------------------------
                                                                                                         (Cust)
                                                                                                             under Uniform Transfers
                                                                                                      ------------------------------
                                                                                                                        (Minor)
                                                                                                      to Minors Act
                                                                                                                   -----------------
                                                                                                                        (State)


                               Additional abbreviations may also be used though not in the above list


                            FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto
                                               -------------------

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------




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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                       Common Shares
-----------------------------------------------------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                            Attorney
----------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     --------------------------------------------------




                                                       X
                                                        ----------------------------------------------------------------------------

                                                       X
                                                        ----------------------------------------------------------------------------
                                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By
  -----------------------------------------------------------------------
THIS SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE, MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.













         ----------------------------------------------     ---------------------------------------------------------------
                  AMERICAN BANK NOTE COMPANY                       PRODUCTION COORDINATOR, LISA MARTIN: 215-630-2188
                     660 BLAIR MILL ROAD                                        PROOF OF JUNE 25, 1999
                      HORSHAM, PA 18044                                         American National Can
                       (218) 687-3480                                                 H 62428bk
         ----------------------------------------------     ---------------------------------------------------------------
              SALES:  W. WARNER:  1-708-599-0404                            OPERATOR:
         ----------------------------------------------     ---------------------------------------------------------------
            /NET/BANKNOTE/HOME 40/AmerNatCan68428                                        NEW
         ----------------------------------------------     ---------------------------------------------------------------
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